AMENDMENT NO. 6 TO LEASE

This Amendment No. 6 to Lease (this "Amendment No. 6 to Lease"), dated as of March 16, 2010, is made between THE CONNELL COMPANY, a New Jersey corporation ("Landlord"), and GENTA INCORPORATED, a Delaware corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into the Lease dated as of June 28, 2000, which was amended by Amendment No. 1 to Lease dated as of June 19, 2002, Amendment No. 2 to Lease dated as of February 25, 2003, the letter agreement dated April 15, 2008, Amendment No. 3 to Lease and Partial Termination Agreement dated as of May 27, 2008, Amendment No. 4 to Lease dated as of January 22, 2009, and Amendment No. 5 to Lease dated as of September 23, 2009 (as amended, the "Lease"; capitalized terms used herein and not otherwise defined having the meaning assigned thereto in the Lease) pursuant to which Tenant is leasing the Demised Premises in the Building from Landlord;

WHEREAS, Landlord and Tenant desire to extend the Term of the Lease for an additional five (5) years from its currently scheduled expiration (so that the Term shall continue until August 31, 2015), subject to the terms hereof;

WHEREAS, Landlord and Tenant desire to revise the portion of the termination payments required to be paid pursuant to Section 1.04(b) of the Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease to, among other things, reflect the foregoing;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Lease.

1.1. Section 1.03 of the Lease is amended by deleting the following words appearing in the last paragraph of such Section 1.03:

> Notwithstanding any of the foregoing provisions of this Section 1.03, for the period from (and including) June 1, 2008 up to (and including) August 31, 2010, "Base Rent" shall equal $56,063.33 per month, which equals the sum of the following amounts:

and inserting their place the following:

> Notwithstanding any of the foregoing provisions of this Section 1.03, for the period from (and including) June 1, 2008 up to (and including) August 31, 2015, "Base Rent" shall equal $56,063.33 per month, which equals the sum of the following amounts:

1.2. Section 1.04 of the Lease is amended by deleting clause (b) of such Section 1.04 and inserting in its place the following new clauses:

> (b) Tenant shall also pay Landlord the following amounts: (i) $12,859.91 on October 1, 2009, (ii) $29,678.91 on January 1, 2010, and (iii) $29,678.91 on April 1, 2010.

(c) On the earliest to occur of (i) August 31, 2015, (ii) the date Tenant receives an up-front cash payment totaling at least $15,000,000.00 from a business development deal or (iii) the date which is six (6) months after the date Tenant receives FDA approval for Genasense or Tesetaxel (the earliest of such dates being referred to as the "Final Payment Date"), Tenant shall also pay Landlord an amount equal to the Final Amount. The "Final Amount", for a given date, shall mean the amount designated on Schedule I attached hereto as the "Final Amount" for such date. (As described on Schedule I attached hereto, if the Final Amount is paid on a particular date listed on such Schedule I, the Installment Payment listed on such Schedule I for such date is not required to be paid. For example, if Tenant pays the $1,650,368.80 Final Amount on July 1, 2014, then Tenant is not required to pay the $6,876.54 Installment Payment listed for such date.) Tenant shall notify Landlord in writing immediately upon the occurrence of Tenant receiving an up-front cash payment totaling at least $15,000,000.00 from a business development deal or Tenant receiving FDA approval for either Genasense or Tesetaxel .

(d) Commencing on May 1, 2010 and thereafter on the first day of each month during the Term until the Final Amount is paid in full to Landlord, Tenant shall also pay Landlord an amount equal to the Installment Payment. The "Installment Payment", for a given date, shall mean the amount designated on Schedule I attached hereto as the "Installment Payment" for such date.

(e) For purposes of clarification, it is understood that commencing September 1, 2010, the Final Amount, as set forth on Schedule I attached hereto, declines each month by an amount equal to $7,135.33 (which is the equivalent, in terms of Base Rent, of $3.50 per rentable square foot per annum, which equates to $7,135.33 per month). If at any point during the Term, the Final Amount (as described above and outlined in Schedule I) is paid in full by the Tenant, the Landlord agrees (provided no Event of Default has occurred and is then continuing at such time) to reduce the Base Rent for periods thereafter by $3.50 per rentable square foot per annum, which equates to $7,135.33 per month.

1.3. Section 2.01(k) of the Lease is amended by deleting the words "August 31, 2010" each time such words appear in such Section 2.01(k), and inserting in their place each time the words "August 31, 2015".

1.4. The Lease is amended by adding, after the last Exhibit to the Lease and as a new Schedule I to the Lease, Schedule I attached hereto.

SECTION 2. BROKER

Landlord and Tenant each represents that there was no broker other than Studley Inc. (the "Extension Broker") responsible for bringing about or negotiating this Amendment (including the extension of the Term of Lease as described herein). Each of Landlord and Tenant agrees to defend, indemnify, and hold the other harmless against any claims for brokerage commission or compensation with regard to the extension of the Term of Lease as described

herein by any other broker claiming or alleging to have acted on behalf of or to have dealt with such party.

SECTION 3. MISCELLANEOUS.

This Amendment No. 6 to Lease shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to the conflict of rules thereof). Any and all notices, requests, certificates and other documents executed and delivered concurrently with or after the delivery of this Amendment No. 6 to Lease may refer to the Lease without making specific reference to this Amendment No. 6 to Lease, but nevertheless all such references shall be deemed to include this Amendment No. 6 to Lease unless the context shall otherwise require. The Lease shall remain in full force and effect in accordance with its terms as modified and amended by this Amendment No. 6 to Lease, and is in all respects ratified, confirmed and approved by the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to Lease to be duly executed as of the day and year first above written.

THE CONNELL COMPANY

By: [signature]
Name: Duane Connell
Title: Executive Vice President

WITNESS: [signature]

GENTA INCORPORATED

By: [signature]
Name: W. Lloyd Sanders
Title: SVP & Chief Operating Officer

WITNESS: [signature]

STATE OF New Jersey)
) SS.:
COUNTY OF Union)

On this 1st day of April, 2010, before me personally appeared W. Lloyd Sanders to me known, who, being by me duly sworn, did depose and say that (s)he is the SVP, COO of GENTA INCORPORATED, the corporation described in and which executed the foregoing Amendment No. 6 to Lease; that (s)he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authorization of the board of directors of said corporation, and that (s)he signed his name thereto by like authorization.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
Commission expires: 11/3/2012

(Notarial Seal)

STATE OF NEW JERSEY)
) SS.:
COUNTY OF UNION)

On this 5th day of April, 2010, before me personally appeared Diane Connell to me known, who, being by me duly sworn, did depose and say that (s)he is the Executive VP of THE CONNELL COMPANY, the corporation described in and which executed the foregoing Amendment No. 6 to Lease; that (s)he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authorization of the board of directors of said corporation, and that (s)he signed his name thereto by like authorization.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public

(Notarial Seal)

CHRISTOPHER O. JEGEDE
NOTARY PUBLIC OF NEW JERSEY
REGISTERED IN UNION COUNTY
MY COMMISSION EXPIRES JUNE 19, 2013

Schedule I

Date	Installment Payment (#)	Final Amount * (#)
05/01/2010	8,244.14	1,978,593.98
06/01/2010	8,244.14	1,978,593.98
07/01/2010	8,244.14	1,978,593.98
08/01/2010	8,244.14	1,978,593.98
09/01/2010	8,244.14	1,978,593.98
10/01/2010	8,214.41	1,971,458.65
11/01/2010	8,184.68	1,964,323.32
12/01/2010	8,154.95	1,957,187.99
01/01/2011	8,125.22	1,950,052.66
02/01/2011	8,095.49	1,942,917.33
03/01/2011	8,065.76	1,935,782.00
04/01/2011	8,036.03	1,928,646.67
05/01/2011	8,006.30	1,921,511.34
06/01/2011	7,976.57	1,914,376.01
07/01/2011	7,946.84	1,907,240.68
08/01/2011	7,917.11	1,900,105.35
09/01/2011	7,887.38	1,892,970.02
10/01/2011	7,857.64	1,885,834.69
11/01/2011	7,827.91	1,878,699.36
12/01/2011	7,798.18	1,871,564.03
01/01/2012	7,768.45	1,864,428.70
02/01/2012	7,738.72	1,857,293.37
03/01/2012	7,708.99	1,850,158.04
04/01/2012	7,679.26	1,843,022.71
05/01/2012	7,649.53	1,835,887.38
06/01/2012	7,619.80	1,828,752.05
07/01/2012	7,590.07	1,821,616.72
08/01/2012	7,560.34	1,814,481.39
09/01/2012	7,530.61	1,807,346.06
10/01/2012	7,500.88	1,800,210.73
11/01/2012	7,471.15	1,793,075.40
12/01/2012	7,441.42	1,785,940.07
01/01/2013	7,411.69	1,778,804.74
02/01/2013	7,381.96	1,771,669.41
03/01/2013	7,352.23	1,764,534.08
04/01/2013	7,322.49	1,757,398.75
05/01/2013	7,292.76	1,750,263.42
06/01/2013	7,263.03	1,743,128.09
07/01/2013	7,233.30	1,735,992.76
08/01/2013	7,203.57	1,728,857.43
09/01/2013	7,173.84	1,721,722.10
10/01/2013	7,144.11	1,714,586.77
11/01/2013	7,114.38	1,707,451.44
12/01/2013	7,084.65	1,700,316.11
01/01/2014	7,054.92	1,693,180.78
02/01/2014	7,025.19	1,686,045.45

Schedule I

Date	Installment Payment ($)	Final Amount ($)
03/01/2014	6,995.46	1,678,910.12
04/01/2014	6,965.73	1,671,774.79
05/01/2014	6,936.00	1,664,639.46
06/01/2014	6,906.27	1,657,504.13
07/01/2014	6,876.54	1,650,368.80
08/01/2014	6,846.81	1,643,233.47
09/01/2014	6,817.08	1,636,098.14
10/01/2014	6,787.35	1,628,962.81
11/01/2014	6,757.61	1,621,827.48
12/01/2014	6,727.88	1,614,692.15
01/01/2015	6,698.15	1,607,556.82
02/01/2015	6,668.42	1,600,421.49
03/01/2015	6,638.69	1,593,286.16
04/01/2015	6,608.96	1,586,150.83
05/01/2015	6,579.23	1,579,015.50
06/01/2015	6,549.50	1,571,880.17
07/01/2015	6,519.77	1,564,744.84
08/01/2015	6,490.04	1,557,609.51
08/31/2015		1,550,474.18

* If Final Amount is paid on a particular date, the Installment Payment listed for such date is not required to be paid. For example, if Tenant pays the $1,650,368.80 Final Amount on 7/1/14, then Tenant is not required to pay the $6,876.54 Installment Payment listed for such date.